                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  October 18, 2005
                                                  ------------------------------

                              SUNTRUST BANKS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          GEORGIA                  001-08918                58-1575035
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(STATE OR OTHER JURISDICTION      (COMMISSION             (IRS EMPLOYER
     OF INCORPORATION)            FILE NUMBER)         IDENTIFICATION NO.)

     303 PEACHTREE ST., N.E., ATLANTA, GEORGIA                30308
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      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

Registrant's telephone number, including area code    (404) 588-7711
                                                      --------------------------

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 7.01 REGULATION FD DISCLOSURE.

      The following information is furnished pursuant to Item 2.02, "Results of
Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure".
Consequently, it is not deemed "filed" for purposes of Section 18 of the
Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the
Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

      On October 18, 2005 SunTrust Banks, Inc. (the "Registrant") announced financial results for the third quarter ended September 30, 2005, reporting net income for the third quarter of $510.8 million and net income per diluted share for the third quarter of $1.40. A copy of the News Release announcing the
Registrant's results for the third quarter ended September 30, 2005, is attached hereto as Exhibit 99.1 and hereby incorporated herein by reference.

      On October 18, 2005, at 8:00 a.m. Eastern time, the Registrant will hold an investor call and webcast to discuss financial results for the third quarter ended September 30, 2005. All information in the News Release speaks as of the date thereof and the Registrant does not assume any obligation to correct or update said information in the future.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1   News Release dated October 18, 2005 (Furnished with the Commission as a part of this Form 8-K).

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the
Undersigned, thereunto duly authorized.

                                       SUNTRUST BANKS, INC.
                                                   (Registrant)

Date: October 18, 2005                 By: /s/ Thomas E. Panther
                                          --------------------------------------
                                          Thomas E. Panther
                                          Senior Vice President and Controller